UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

NBTY, INC.

 (Exact name of registrant as specified in charter)

001-31788
(Commission file number)

DELAWARE	11-2228617
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

90 Orville Drive Bohemia, New York	11716
(Address of principal executive offices)	(Zip Code)

(631) 567-9500
(Registrant’s telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)                 Exhibits.

99.1 Press release issued by NBTY, Inc. dated April 22, 2004

ITEM 12.               RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 22, 2004, NBTY, Inc. issued a press release announcing fiscal second quarter results.  A copy of the press release is attached as Exhibit 99.1.

This information is furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release Nos. 33-8216 and 34-47583.

This Form 8-K and the attached Exhibit are furnished to comply with Item 7 and Item 12 of Form 8-K.  Neither this Form 8-K nor the attached Exhibit are to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2004

NBTY, INC.

By:

/s/ Harvey Kamil

Harvey Kamil
President and Chief Financial Officer